UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2006

CONCUR TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

02-25137	91-1608052
(Commission File Number)	(IRS Employer Identification No.)

18400 NE Union Hill Road, Redmond, Washington	98052
(Address of principal executive offices)	(Zip Code)

(425) 702-8808

(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.4225)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-3-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Concur Technologies, Inc. (“Concur”) under Items 1.01, 2.01, 2.03 and 9.01 on January 27, 2006. This amendment No. 1 is being filed to include the financial statement information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b).

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously reported, Concur acquired Outtask, Inc. (“Outtask”) in accordance with the Agreement and Plan of Reorganization, dated as of January 23, 2006, between Concur and Outtask (the “Merger Agreement”). The Merger Agreement was filed as an exhibit to Concur’s Form 10-Q for the period ended December 31, 2005.

Prior to the acquisition, Outtask was a privately held corporation that provided hosted employee facing applications to companies in the areas of travel and expense management. In connection with the Merger, Outtask’s operations in Alexandria, Virginia were maintained and became part of Concur’s world wide operations. Concur is headquartered in Redmond, Washington.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The following financial statements of Outtask are filed with this Amendment No. 1 as Exhibit 99.01, and are incorporated herein by this reference:

Financial Statement Description

1. Independent Auditor’s Report

2. Outtask, Inc. and subsidiaries Consolidated Balance Sheets as of December 31, 2005 and 2004

3. Outtask, Inc. and subsidiaries Consolidated Statements of Operations for the years ended December 31, 2005 and 2004

4. Outtask, Inc. and subsidiaries Consolidated Statements of Changes in Stockholders’ Deficit for the years ended December 31, 2005 and 2004

5. Outtask, Inc. and subsidiaries Consolidated Statements of Cash Flows for the years ended December 31, 2005 and 2004

6. Outtask, Inc. and subsidiaries Notes to Consolidated Financial Statements

(b) Pro Forma Financial Information.

The following pro forma financial information is filed with this Amendment No. 1 as Exhibit 99.02, and are incorporated herein by this reference:

Financial Statement Description

1. Pro Forma Combined Consolidated Balance Sheet as of December 31, 2005 (unaudited)

2. Pro Forma Combined Consolidated Statement of Operations for the three months ended December 31, 2005 (unaudited)

3. Pro Forma Combined Consolidated Statement of Operations for the year ended September 30, 2005 (unaudited)

4. Notes to Pro Forma Combined Consolidated Financial Statements (unaudited)

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description of Exhibit

23.01	Consent of Independent Auditor

99.01	Financial Statement Information of Outtask, Inc.

99.02	Pro Forma Financial Statement Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2006

CONCUR TECHNOLOGIES, INC.

By:	/s/ John F. Adair
John F. Adair, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

23.01	Consent of Independent Auditor

99.01	Financial Statement Information of Outtask, Inc.

99.02	Pro Forma Financial Statement Information

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